UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2014

SOLAR POWER, INC.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	000-50142 (Commission File Number)	20- 4956638 (I.R.S. Employer Identification No.)

3400 Douglas Boulevard, Suite 285
Roseville, California 95661-3875
(Address and telephone number of principal executive offices) (Zip Code)

(916) 770-8100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 22, 2014, Solar Power, Inc. (the “Company”)’s wholly owned subsidiary, SPI Solar Power Suzhou Co., Ltd. (“SPI Meitai Suzhou”), a company incorporated under the laws of the People’s Republic of China (“PRC”), entered into a share purchase framework agreement (the “Share Purchase Framework Agreement 1”) with ZhongNeng GuoDian Green Ecological Cooperation and Development Jiangsu Co., Ltd. (“ZhongNeng Green”), a company incorporated under the laws of PRC, whereby SPI Meitai Suzhou and ZhongNeng Green contemplate to enter into a definitive purchase agreement (the “Definitive Purchase Agreement 1”) for SPI Meitai Suzhou to acquire 100% equity interest (the “Equity Interest”) in ZhongNeng GuoDian New Energy Development and Investment Jiangsu Co., Ltd. (“ZhongNeng New”), a company incorporated under the laws of PRC, from ZhongNeng Green for a total purchase price of RMB100 million. Of the Equity Interest, (i) 49% is contemplated to be paid with the Company’s ordinary shares (the “Shares”), the number of which shall be determined based on a per Share price equal to the Shares’ closing trading price on October 22, 2014, and (ii) 51% is contemplated to be paid with the Shares, the number of which shall be determined based on a per Share price equal to the five-day average trading price of the Shares immediately prior to the closing day of the transactions contemplated under the Definitive Purchase Agreement 1, subject to the terms and conditions thereunder and under the Share Purchase Framework Agreement 1.

On October 22, 2014, SPI Meitai Suzhou entered into a share purchase framework agreement (the “Share Purchase Framework Agreement 2,” together with the Share Purchase Framework Agreement 1, the “Share Purchase Framework Agreements”) with ZhongNeng New, whereby SPI Meitai Suzhou and ZhongNeng New contemplate to enter into a definitive purchase agreement (the “Definitive Purchase Agreement 2”) for SPI Meitai Suzhou to acquire 100% equity interest in six project companies owned by ZhongNeng New for an advance payment of RMB140 million on November 20, 2014, subject to the terms and conditions under the Share Purchase Framework Agreement 2 and the Definitive Purchase Agreement 2.

The foregoing summary of the terms and conditions of the Share Purchase Framework Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the translations of the agreements attached hereto as Exhibits 10.1 and Exhibit 10.2 which are hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Translation of Share Purchase Framework Agreement by and between SPI Solar Power Suzhou Co., Ltd. and ZhongNeng GuoDian Green Ecological Cooperation and Development Jiangsu Co., Ltd. dated October 22, 2014

10.2	Translation of Share Purchase Agreement by and between SPI Solar Power Suzhou Co., Ltd. and ZhongNeng GuoDian New Energy Development and Investment Jiangsu Co., Ltd. dated October 22, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC. a California Corporation

Dated: October 24, 2014	/s/ Amy Jing Liu
Name: Amy Jing Liu
Title: Chief Financial Officer

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